CONFIDENTIAL AND PROPRIETARY

Exhibit 10(c)8

AMENDMENT NO. 2
TO
CONSTRUCTION COMPLETION AGREEMENT
BETWEEN
GEORGIA POWER COMPANY, FOR ITSELF AND AS AGENT
FOR OGLETHORPE POWER CORPORATION (AN ELECTRIC
MEMBERSHIP CORPORATION), MUNICIPAL ELECTRIC
AUTHORITY OF GEORGIA, AND THE CITY OF DALTON,
GEORGIA, MEAG POWER SPVM, LLC, MEAG POWER SPVP, LLC, AND THE CITY OF DALTON, GEORGIA, ACTING BY AND THROUGH ITS BOARD OF WATER, LIGHT AND SINKING FUND COMMISSIONERS, AS OWNERS
AND
BECHTEL POWER CORPORATION
DATED AS OF NOVEMBER 08, 2019

CONFIDENTIAL AND PROPRIETARY

AMENDMENT NO. 2 TO
CONSTRUCTION COMPLETION AGREEMENT
This AMENDMENT NO. 2 (this “Amendment”) TO THE CONSTRUCTION COMPLETION AGREEMENT, dated October 23, 2017 (together with the Exhibits thereto, as amended, the “Agreement”), by and between GEORGIA POWER COMPANY, a Georgia corporation (“GPC”), acting for itself and as agent for OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), an electric membership corporation formed under the laws of the State of Georgia, MUNICIPAL ELECTRIC AUTHORITY OF GEORGIA, a public body corporate and politic and an instrumentality of the State of Georgia, MEAG Power SPVJ, LLC, MEAG Power SPVM, LLC, MEAG Power SPVP, LLC, each a Georgia limited liability company, and THE CITY OF DALTON, GEORGIA, an incorporated municipality in the State of Georgia acting by and through its Board of Water, Light and Sinking Fund Commissioners (hereinafter referred to individually and collectively as “Owners”), and BECHTEL POWER CORPORATION, a Nevada corporation (“Contractor”), is entered into as of the 8th day of November, 2019. Owners and Contractor are individually referred to herein as a “Party” and collectively referred to herein as the “Parties.”
RECITALS
WHEREAS, Owners are presently developing and constructing two new nuclear plant units and related facilities, structures and improvements at the Vogtle plant site in Georgia, which units are designated as Vogtle Units 3 and 4;
WHEREAS, Owners and Contractor entered into the Agreement, as of October 23, 2017, for Contractor to provide certain services in order for Owners to complete the construction of the Vogtle Units 3 and 4, pursuant to the terms and conditions set forth in the Agreement;
WHEREAS, Owners and Contractor entered into Amendment NO. 1 to the Agreement, as of October 14, 2018;
WHEREAS, Owners and Contractor have agreed to revise certain provisions of the Agreement;
NOW, THEREFORE, in consideration of the recitals, the mutual promises herein and other good and valuable consideration, the receipt and sufficiency of which the Parties acknowledge, the Parties, intending to be legally bound, stipulate and agree as follows:
ARTICLE I
AMENDMENTS TO AGREEMENT

Section 1.1    Insert the following new Section 11.2 (v) into the Agreement;
(v)    Third party contractor personnel seconded or contracted to Southern Nuclear under one or more agreements and in turn seconded by Southern Nuclear to Contractor under the Amended and Restated Staff Augmentation Agreement for the purpose of performing work package scope and/or planning as generally described in Exhibit A,

CONFIDENTIAL AND PROPRIETARY

Table 1 (“Third Party Secondees”) shall not be taken into consideration for purposes of adjusting the Target Construction Cost as contemplated in Section 11.2(iii) above. However, the Target Construction Cost shall be decreased or increased (as applicable) to reflect the amount by which the cost to Southern Nuclear of the Third Party Secondees during the period from August 1, 2018 through the Unit 4 Mechanical Completion Date is greater or less than $53,100,000 (e.g., if such cost is $54,100,000, then the Target Construction Cost shall be decreased by $1 million).
Section 1.2    Exhibit A, Table 1 of the Agreement (Work Package Division of Responsibility), is deleted and replaced with the table in Attachment 1 to this Amendment.
Section 1.3    In Exhibit B, paragraph 1 of the Agreement, replace “(“To-Go Quantities”)” after Tables 1 through 11 with “(“10/23/2017 Remaining To-Go Quantities (Revised)”)”.
Section 1.4    Exhibit B, Tables 1-11 of the Agreement is deleted and replaced with the table in Attachment 2 to this Amendment.

ARTICLE II
MISCELLANEOUS
Section 2.1    Capitalized terms used herein and not defined herein have the meanings assigned in the Agreement.
Section 2.2    This Amendment shall be construed in connection with and as part of the Agreement, and all terms, conditions, and covenants contained in the Agreement, except as herein modified, shall be and shall remain in full force and effect. The Parties hereto agree that they are bound by the terms, conditions, and covenants of the Agreement as amended hereby.
Section 2.3    This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
Section 2.4    The validity, interpretation, and performance of this Amendment and each of its provisions shall be governed by the internal Laws of the State of Georgia, without giving effect to the principles thereof related to conflicts of Laws.
Section 2.5    Except as expressly provided for in this Amendment, all other Articles, Sections and Exhibits of and to the Agreement remain unchanged.
[Signature page follows on the next page.]

2

IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the date first above written.

BECHTEL POWER CORPORATION

By:	/s/Brian Reilly

Name:	Brian Reilly

Title:	SVP & Project Manager

GEORGIA POWER COMPANY, as an Owner and as agent for the other Owners

By:	/s/David L. McKinney

Name:	David L. McKinney

Title:	Sr. VP, Nuclear Development

[CCA Amendment No.2 Signature Page]

CONFIDENTIAL AND PROPRIETARY

AMENDMENT NO. 2 TO THE CONSTRUCTION COMPLETION AGREEMENT

Attachment 1
Exhibit A - Scope of Work / Division of Responsibilities

Table 1. Work Package Division of Responsibility
Responsibility	Description
1. Work Package Scoping and Planning
Owners
•    Provide all engineering and procurement information as required to support Contractor Work Package Scoping and Planning.
•    Provide Owners’ Issued for Construction Documents (drawings, installation specifications, ASME weld data sheets, etc.)
•    Provide ITAAC requirements within applicable work packages
•    Provide Plant Equipment and Materials to resolve material holds on work packages
•    Prepare ASME material requests, and ASME Material Requisitions for Plant Equipment and Materials
•    Provide ITP System Scoping Boundaries

Contractor
•    Perform Work Package scoping and planning to support the Construction schedule, with support from Owner, including:
-    Define scope
-    Inclusion of design requirements and ITAAC requirements
-    Assemble Owners' Issued for Construction Documents (drawings, installation specifications, weld data sheets, etc.), Verification/Inspection Data Sheets, QCIs, etc., all as provided by Owners.
-    Evaluate status of Plant Equipment and Materials, prepare material take-offs/material requests for Plant Equipment and Materials (by initiating material reservations), close material holds on work packages, and prepare Material Requisitions for issuance by Owners to help ensure availability of material for Work Package execution.
•    Prepare Work Package Scoping Document, issue for field review, incorporate comments, issue final Work Package Scoping

•    Review Issued for Construction Documents focusing on constructability, perform constructability walk downs, resolve comments.

•    Evaluate status of non-permanent plant materials and, as appropriate, prepare Material Requisitions (by initiating material reservations) to help ensure availability of material for Work Package execution.

CCA Amendment No. 2
Attachment 1

CONFIDENTIAL AND PROPRIETARY

AMENDMENT NO. 2 TO THE CONSTRUCTION COMPLETION AGREEMENT

2. Work Package Preparation
Contractor	• Based on the Work Package Scoping Document, prepare Work Package including construction work steps and sequencing, issue for Owners review, resolve Owners' comments, issue final Work Package.
Owners	• Review Work Package prepared by Contractor for incorporation of ITAAC requirements
3. Work Package Execution
Contractor
•    Manage/control Work Package during installation.
•    Perform inspections and signoffs in accordance with the requirements in the Work Package (i.e., Field Engineering inspections).
•    Confirm that all work steps are completed and signed-off in the Work Package.
•    Complete ITAAC required activities

Owners
•    Perform any inspections and signoffs identified for Owners in the Work Package.
•    Provide support to Contractor as requested including review and approval of changes requested to Owners' Issued for Construction Documents.

4. Work Package Closure
Contractor	• Close Work Package and enter into Owners' records management system.
5. Owners' Oversight and Staffing
Owners	• Perform Owners' oversight of Contractor's Work Package activities.

CCA Amendment No. 2
Attachment 1

CONFIDENTIAL AND PROPRIETARY

AMENDMENT NO. 2 TO THE CONSTRUCTION COMPLETION AGREEMENT

Attachment 2
Exhibit B – Target Assumptions Tables 1 to 11

Table 1. To-Go Concrete Quantities (Cast in Place & Modular) (cubic yards)
10/23/2017 Remaining
Building	To-Go
Quantities (Revised)

Containment	1,925
Auxiliary Building	7,340
Annex Building	4,123
Shield Building	10,938
Turbine Building	1,244
Turbine Building – 1st Bay	Included above
Diesel Generator Building	803
Radwaste Building	1,636
Total Unit 3	28,011

Containment	6,621
Auxiliary Building	9,714
Annex Building	6,743
Shield Building	11,706
Turbine Building	6,955
Turbine Building – 1st Bay	Included above
Diesel Generator Building	803
Radwaste Building	1,636
Total Unit 4	44,178

Total Site	26,501
Notes

CCA Amendment No. 2
Attachment 2

CONFIDENTIAL AND PROPRIETARY

AMENDMENT NO. 2 TO THE CONSTRUCTION COMPLETION AGREEMENT

Table 2. (Blank)
Notes: See Table 1 for combined quantities of Cast in Place Concrete and Modular Concrete

CCA Amendment No. 2
Attachment 2

CONFIDENTIAL AND PROPRIETARY

AMENDMENT NO. 2 TO THE CONSTRUCTION COMPLETION AGREEMENT

Table 3. To-Go Structural Steel Quantities (tons)
10/23/2017 Remaining
Building	To-Go
Quantities (Revised)

Containment	611
Auxiliary Building	790
Annex Building	1,035
Shield Building	49
Turbine Building	790
Turbine Building – 1st Bay	Included above
Diesel Generator Building	215
Radwaste Building	442
Total Unit 3	3,933

Containment	611
Auxiliary Building	843
Annex Building	1,244
Shield Building	49
Turbine Building	4,200
Turbine Building – 1st Bay	Included above
Diesel Generator Building	215
Radwaste Building	442
Total Unit 4	7,604

Total Site	65
Notes

CCA Amendment No. 2
Attachment 2

CONFIDENTIAL AND PROPRIETARY

AMENDMENT NO. 2 TO THE CONSTRUCTION COMPLETION AGREEMENT

Table 4. To-Go Large Bore Pipe Quantities (linear feet)
10/23/2017 Remaining
Building	To-Go
Quantities (Revised)

Containment	8,632
Auxiliary Building	15,343
Annex Building	10,046
Shield Building	0
Turbine Building	60,526
Turbine Building – 1st Bay	Included above
Diesel Generator Building	2,575
Radwaste Building	2,618
Total Unit 3	99,741

Containment	9,286
Auxiliary Building	18,074
Annex Building	12,554
Shield Building	0
Turbine Building	64,788
Turbine Building – 1st Bay	Included above
Diesel Generator Building	2,575
Radwaste Building	2,618
Total Unit 4	109,894

Total Site	6,649
Notes

CCA Amendment No. 2
Attachment 2

CONFIDENTIAL AND PROPRIETARY

AMENDMENT NO. 2 TO THE CONSTRUCTION COMPLETION AGREEMENT

Table 5. To-Go Large Bore Pipe Hangers (each)
10/23/2017 Remaining
Building	To-Go
Quantities (Revised)

Containment	824
Auxiliary Building	1,020
Annex Building	1,028
Shield Building	0
Turbine Building	3,786
Turbine Building – 1st Bay	Included above
Diesel Generator Building	185
Radwaste Building	214
Total Unit 3	7,057

Containment	845
Auxiliary Building	1,089
Annex Building	1,231
Shield Building	0
Turbine Building	4,486
Turbine Building – 1st Bay	Included above
Diesel Generator Building	185
Radwaste Building	214
Total Unit 4	8,050

Total Site	537
Notes

CCA Amendment No. 2
Attachment 2

CONFIDENTIAL AND PROPRIETARY

AMENDMENT NO. 2 TO THE CONSTRUCTION COMPLETION AGREEMENT

Table 6. To-Go Small Bore Pipe Quantities (linear feet)
10/23/2017 Remaining
Building	To-Go
Quantities (Revised)

Containment	14,363
Auxiliary Building	15,051
Annex Building	13,129
Shield Building	0
Turbine Building	56,566
Turbine Building – 1st Bay	Included above
Diesel Generator Building	1,464
Radwaste Building	2,069
Total Unit 3	102,642

Containment	14,792
Auxiliary Building	19,339
Annex Building	14,837
Shield Building	0
Turbine Building	57,671
Turbine Building – 1st Bay	Included above
Diesel Generator Building	1,464
Radwaste Building	2,069
Total Unit 4	110,172

Total Site	1,502
Notes

CCA Amendment No. 2
Attachment 2

CONFIDENTIAL AND PROPRIETARY

AMENDMENT NO. 2 TO THE CONSTRUCTION COMPLETION AGREEMENT

Table 7. To-Go Small Bore Pipe Hangers (each)
10/23/2017 Remaining
Building	To-Go
Quantities (Revised)

Containment	2,245
Auxiliary Building	1,642
Annex Building	1,779
Shield Building	0
Turbine Building	6,486
Turbine Building – 1st Bay	Included above
Diesel Generator Building	176
Radwaste Building	280
Total Unit 3	12,608

Containment	2,249
Auxiliary Building	1,748
Annex Building	1,940
Shield Building	0
Turbine Building	6,770
Turbine Building – 1st Bay	Included above
Diesel Generator Building	176
Radwaste Building	280
Total Unit 4	13,163

Total Site	938
Notes

CCA Amendment No. 2
Attachment 2

CONFIDENTIAL AND PROPRIETARY

AMENDMENT NO. 2 TO THE CONSTRUCTION COMPLETION AGREEMENT

Table 8. To-Go Scheduled Cable Quantities (linear feet)
10/23/2017 Remaining
Building	To-Go
Quantities (Revised)

Containment	332,780
Auxiliary Building	689,691
Annex Building	552,942
Shield Building	0
Turbine Building	1,091,432
Turbine Building – 1st Bay	Included above
Diesel Generator Building	37,369
Radwaste Building	26,454
Total Unit 3	2,730,668

Containment	332,926
Auxiliary Building	688,690
Annex Building	553,725
Shield Building	0
Turbine Building	1,111,896
Turbine Building – 1st Bay	Included above
Diesel Generator Building	36,495
Radwaste Building	26,472
Total Unit 4	2,750,204

Total Site	1,577,660
Notes

CCA Amendment No. 2
Attachment 2

CONFIDENTIAL AND PROPRIETARY

AMENDMENT NO. 2 TO THE CONSTRUCTION COMPLETION AGREEMENT

Table 9. To-Go Scheduled Conduit Quantities (linear feet)
10/23/2017 Remaining
Building	To-Go
Quantities (Revised)

Containment	31,484
Auxiliary Building	60,530
Annex Building	39,550
Shield Building	0
Turbine Building	77,649
Turbine Building – 1st Bay	Included above
Diesel Generator Building	6,922
Radwaste Building	5,592
Total Unit 3	221,727

Containment	31,484
Auxiliary Building	60,530
Annex Building	39,663
Shield Building	0
Turbine Building	77,271
Turbine Building – 1st Bay	Included above
Diesel Generator Building	6,784
Radwaste Building	5,592
Total Unit 4	221,324

Total Site	303,447
Notes

CCA Amendment No. 2
Attachment 2

CONFIDENTIAL AND PROPRIETARY

AMENDMENT NO. 2 TO THE CONSTRUCTION COMPLETION AGREEMENT

Table 10. To-Go Cable Tray Quantities (linear feet)
10/23/2017 Remaining
Building	To-Go
Quantities (Revised)

Containment	6,314
Auxiliary Building	9,920
Annex Building	11,127
Shield Building	0
Turbine Building	18,445
Turbine Building – 1st Bay	Included above
Diesel Generator Building	480
Radwaste Building	759
Total Unit 3	47,045

Containment	6,314
Auxiliary Building	9,920
Annex Building	11,127
Shield Building	0
Turbine Building	18,432
Turbine Building – 1st Bay	Included above
Diesel Generator Building	480
Radwaste Building	759
Total Unit 4	47,032

Total Site	8,322
Notes

CCA Amendment No. 2
Attachment 2

CONFIDENTIAL AND PROPRIETARY

AMENDMENT NO. 2 TO THE CONSTRUCTION COMPLETION AGREEMENT

Table 11. To-Go Cable Terminations Quantities (each)
10/23/2017 Remaining
Building	To-Go
Quantities (Revised)

Containment	15,920
Auxiliary Building	58,340
Annex Building	35,689
Shield Building	0
Turbine Building	43,858
Turbine Building – 1st Bay	Included above
Diesel Generator Building	3,576
Radwaste Building	1,642
Total Unit 3	159,025

Containment	15,920
Auxiliary Building	58,264
Annex Building	35,577
Shield Building	0
Turbine Building	43,835
Turbine Building – 1st Bay	Included above
Diesel Generator Building	3,554
Radwaste Building	1,642
Total Unit 4	158,792

Total Site	13,707
Notes

CCA Amendment No. 2
Attachment 2